UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 11, 2008

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 11, 2008, the Board of Directors of SuperGen, Inc. (the “Company”) amended and restated the Company’s bylaws. The changes to the bylaws include revisions to the advance notice requirements for stockholders to nominate directors for election to the board or to bring other business before the stockholders, amendments of the provisions for calling special meetings of the stockholders, and updating of the bylaws to reflect recent changes in Delaware law regarding the electronic transmission of documents and signatures.

The full text of the bylaws, as amended and restated, is set forth in Exhibit 3.1 filed with this report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description

	3.1	Bylaws of SuperGen, Inc. (as amended and restated through September 11, 2008)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

By:	/S/ MICHAEL MOLKENTIN
Michael Molkentin Chief Financial Officer

Date:  September 16, 2008

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of SuperGen, Inc. (as amended and restated through September 11, 2008)